VAN KAMPEN FOCUS PORTFOLIOS, SERIES 265

                  Van Kampen Life Portfolios, Internet Series 1
 Van Kampen Life Portfolios, Morgan Stanley U.S. Multinational 50 Index Series 1

               Supplement to the Prospectus dated January 12, 2001

         Notwithstanding anything to the contrary in the prospectus, the stock of Enron Corporation was liquidated from the Portfolios set forth above due to serious adverse credit factors and the proceeds were reinvested into other portfolio securities.


Supplement Dated:  November 29, 2001